Prudential High Yield Fund, Inc.

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PROSPECTUS DATED MARCH 3, 1998
(REVISED AS OF JUNE 1, 1998)

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Prudential  High  Yield  Fund,  Inc.  (the  Fund)  is an  open-end,  diversified management investment company whose primary investment objective is to maximize current income through investment in a diversified portfolio of high yield fixed income securities. Capital appreciation is a secondary investment objective which will only be sought when consistent with the primary objective. The high yield securities sought by the Fund will generally be securities rated in the medium to lower categories by recognized rating services (Baa or lower by Moody's Investors Service, or BBB or lower by Standard & Poor's Ratings Group or
comparably  rated  by  any  other  Nationally   Recognized   Statistical  Rating
Organization) or non-rated securities which are, in the opinion of the Fund's investment adviser, of comparable quality. There can be no assurance that the
Fund's   investment   objectives   will  be   achieved.   See   "How   the  Fund
Invests--Investment Objectives and Policies."

THE FUND MAY INVEST UP TO 100% OF ITS ASSETS IN LOWER RATED BONDS, COMMONLY KNOWN AS JUNK BONDS. INVESTMENTS OF THIS TYPE ARE SUBJECT TO GREATER RISK OF LOSS OF PRINCIPAL AND INTEREST, INCLUDING DEFAULT RISK, THAN HIGHER RATED BONDS. THE FUND MAY ALSO INVEST IN DISTRESSED SECURITIES. PURCHASERS SHOULD CAREFULLY ASSESS THE RISKS ASSOCIATED WITH AN INVESTMENT IN THE FUND. SEE "HOW THE FUND INVESTS--INVESTMENT OBJECTIVES AND POLICIES" AT PAGE 9. SEE ALSO "HOW THE FUND
INVESTS--RISK FACTORS--RISKS RELATING TO INVESTING IN HIGH YIELD SECURITIES" AT PAGE 14, "--RISKS RELATING TO INVESTING IN DISTRESSED SECURITIES" AT PAGE 15 AND "DESCRIPTION OF CORPORATE BOND RATINGS" AT PAGE A-1.

The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.

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This  Prospectus  sets forth  concisely  the  information  about the Fund that a prospective investor should know before investing. Additional information about the Fund has been filed with the Securities and Exchange Commission (the Commission) in a Statement of Additional Information, dated March 3, 1998, which information is incorporated herein by reference (is legally considered a part of this Prospectus) and is available without charge upon request to the Fund at the address or telephone number noted above. The Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

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INVESTORS ARE ADVISED TO READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE
REFERENCE.

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AN  INVESTMENT  IN THE FUND IS NOT A DEPOSIT  OF ANY BANK AND IS NOT  INSURED OR
GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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                                FUND HIGHLIGHTS

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     The  following  summary  is  intended  to  highlight  certain   information
contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein.

WHAT IS PRUDENTIAL HIGH YIELD FUND, INC.?

     Prudential High Yield Fund, Inc. is a mutual fund. A mutual fund pools the resources of investors by selling its shares to the public and investing the proceeds of such sale in a portfolio of securities designed to achieve its investment objective. Technically, the Fund is an open-end, diversified management investment company.

WHAT ARE THE FUND'S INVESTMENT OBJECTIVES?

     The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed income securities rated Baa or lower by Moody's Investors Service (Moody's), or BBB or lower by Standard & Poor's Ratings Group (Standard & Poor's) or comparably rated by any other Nationally Recognized Statistical Rating Organization (NRSRO), and which, in the opinion of the Fund's investment adviser, do not subject a fund investing in such securities to unreasonable risks. As a secondary investment objective, the Fund will seek capital appreciation but only when consistent with its primary objective. Capital appreciation may result, for example, from an improvement in the credit standing of an issuer whose securities are held in the Fund's portfolio or from a general lowering of interest rates, or a combination of both. There can be no assurance that the Fund's objectives will be achieved. See "How the Fund Invests--Investment Objectives and Policies" at page 9.

WHAT ARE THE FUND'S RISK FACTORS AND SPECIAL CHARACTERISTICS?

     The Fund invests primarily in lower rated bonds, commonly known as junk bonds. Investments of this type are subject to greater risk of loss of principal and interest. The Fund may also invest in distressed securities. Purchasers should carefully assess the risks associated with an investment in the Fund. See "How the Fund Invests--Investment Objectives and Policies" at page 9. See also "How the Fund Invests--Risk Factors-Risks Relating to Investing in High Yield Securities" at page 14, "--Risks Relating to Investing in Distressed Securities" at page 15 and "Description of Corporate Bond Ratings" at page A-1. As with an investment in any mutual fund, an investment in this Fund can decrease in value and you can lose money.

     The Fund may also engage in various hedging and return enhancement strategies, including using derivatives, which may be considered speculative and may result in higher risks and costs to the Fund. See "How the Fund Invests - Hedging and Return Enhancement Strategies" at page 10.

WHO MANAGES THE FUND?

     Prudential Investments Fund Management LLC (PIFM or the Manager) is the Manager of the Fund and is compensated for its services at an annual rate of .50 of 1% of the Fund's average daily net assets up to and including $250 million,
 .475 of 1% of the next $500 million, .45 of 1% of the next $750 million, .425 of 1% of the next $500 million, .40 of 1% of the next $500 million, .375 of 1% of the next $500 million and .35 of 1% of the Fund's average daily net assets in excess of $3 billion. As of January 31, 1998, PIFM served as manager or administrator to 64 investment companies, including 42 mutual funds, with aggregate assets of approximately $63 billion. The Prudential Investment Corporation, which does business under the name of Prudential Investments (PI, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund under a Subadvisory Agreement with PIFM. See "How the Fund is Managed--Manager" at page 18.

WHO DISTRIBUTES THE FUND'S SHARES?

     Prudential Investment Management Services LLC (the Distributor) acts as the Distributor of the Fund's Class A, Class B, Class C and Class Z shares. The Distributor is paid an annual distribution and service fee which is currently being charged at the rate of .15 of 1% of the average daily net assets of the Class A shares, at the rate of up to .75 of 1% of the average daily net assets of the Class B shares and which is currently being charged at the rate of .75 of 1% of the average daily net assets of the Class C shares. The Distributor incurs the expense of distributing the Fund's Class Z shares under a Distribution Agreement with the Fund, none of which is reimbursed by the Fund. See "How the Fund is Managed -- Distributor" at page 18.

WHAT IS THE MINIMUM INVESTMENT?

     The minimum initial investment is $1,000 for Class A and Class B shares and $5,000 for Class C shares. The minimum subsequent investment is $100 for Class A, Class B and Class C shares. Class Z shares are not subject to any minimum investment requirement. There is no minimum investment requirement for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases made through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Guide--How to Buy Shares of the Fund" at page 24 and "Shareholder Guide--Shareholder Services" at page 34.

HOW DO I PURCHASE SHARES?

     You may purchase shares of the Fund through the Distributor or brokers or dealers that have entered into agreements to act as participating or introducing brokers for the Distributor (Dealers) or directly from the Fund through its transfer agent, Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent). In each case, sales are made at the net asset value per share (NAV) next determined after receipt of your purchase order by the Transfer Agent, a Dealer or the Distributor, plus a sales charge which may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. See "How the Fund Values its Shares" at page 21 and "Shareholder Guide--How to Buy Shares of the Fund" at page 24.

WHAT ARE MY PURCHASE ALTERNATIVES?

     The Fund offers four classes of shares through this Prospectus:

   o Class A Shares:   Sold  with an  initial  sales  charge  of up to 4% of the
                       offering price.
   o Class B Shares:   Sold without an initial sales charge but are subject to a
                       contingent  deferred sales charge or CDSC (declining from
                       5% to zero of the  lower of the  amount  invested  or the
                       redemption  proceeds)  which  will be  imposed on certain
                       redemptions  made within six years of purchase.  Although
                       Class  B   shares   are   subject   to   higher   ongoing
                       distribution- related expenses than Class A shares, Class
                       B shares  will  automatically  convert  to Class A shares
                       (which are subject to lower ongoing  distribution-related
                       expenses) approximately seven years after purchase.
   o Class C Shares:   Sold  without an initial  sales  charge and, for one year
                       after purchase,  are subject to a 1% CDSC on redemptions.
                       Like Class B shares, Class C shares are subject to higher
                       ongoing distribution-related expenses than Class A shares
                       but do not convert to another class.
   o Class Z Shares:   Sold without  either an initial sales charge or CDSC to a
                       limited  group  of  investors.  Class  Z  shares  are not
                       subject to any ongoing service or distribution expenses.

     See "Shareholder Guide--Alternative Purchase Plan" at page 25.

HOW DO I SELL MY SHARES?

     You may redeem shares of the Fund at any time at the NAV next determined after your Dealer, the Distributor or the Transfer Agent receives your sell order. The proceeds of redemptions of Class B and Class C shares may be subject to a CDSC. Dealers may charge their customers a separate fee for handling sale transactions. See "Shareholder Guide--How to Sell Your Shares" at page 29.

HOW ARE DIVIDENDS AND DISTRIBUTIONS PAID?

     The Fund expects to declare daily and pay monthly dividends of net investment income and make distributions of any net capital gains, if any, at least annually. Dividends and distributions will be automatically reinvested in additional shares of the Fund at NAV without a sales charge unless you request that they be paid to you in cash. See "Taxes, Dividends and Distributions" at page 22.

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                                 FUND EXPENSES

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
                                         CLASS A SHARES        CLASS B SHARES          CLASS C SHARES           CLASS Z SHARES
SHAREHOLDER TRANSACTION EXPENSES+        ==============        ==============          ==============           ==============

   Maximum Sales Load Imposed
    on Purchases (as a percentage of
    offering price) ...................        4%                   None                      None                   None
   Maximum Sales Load on
    Reinvested Dividends ..............       None                  None                      None                   None
   Maximum Deferred Sales Load (as a
    percentage of original purchase
    price or redemption proceeds,
    whichever is lower) ...............       None        5% during the first year,   1% on redemptions              None
                                                                decreasing by 1%         made within one
                                                           annually to 1% in the        year of purchase
                                                          fifth and sixth years and
                                                            0% the seventh year*
Redemption Fees ....................          None                 None                      None                    None
Exchange Fees ......................          None                 None                      None                    None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                         CLASS A SHARES        CLASS B SHARES          CLASS C SHARES           CLASS Z SHARES
                                         ==============        ==============          ==============           ==============
   Management Fees ................           .41%                  .41%                    .41%                    .41%
   12b-1 Fees (After Reduction) ...           .15%++                .75%                    .75%++                  None
   Other Expenses ..                          .13%                  .13%                    .13%                    .13%
                                              ---                   ---                     ---                     ---
   Total Fund Operating Expenses (After
    Reduction) ....................           .69%                 1.29%                   1.29%                    .54%
                                              ===                  ====                    ====                     ===

EXAMPLE                                                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
=======                                                                  =======    =======     =======     ========
You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time period: ..............................................................
   Class A ............................................................    $47         $61         $77        $122
   Class B ............................................................    $63         $71         $81        $131
   Class C ............................................................    $23         $41         $71        $156
   Class Z ............................................................    $ 6         $17         $30        $ 68
You would pay the following expenses on the same investment, assuming no redemption: .......................................................
   Class A ............................................................    $47         $61         $77        $122
   Class B ............................................................    $13         $41         $71        $131
   Class C ............................................................    $13         $41         $71        $156
   Class Z ............................................................    $ 6         $17         $30        $ 68

     The above example is based on data for the Fund's fiscal year ended December 31, 1997. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

     The purpose of this table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear, whether directly or indirectly. For more complete descriptions of the various costs and expenses, see "How the Fund is Managed." "Other Expenses" include operating expenses of the Fund, such as Directors' and professional fees, registration fees, reports to shareholders, transfer agency and custodian fees.

------------
* Class B shares will automatically convert to Class A shares approximately seven years after purchase. See "Shareholder Guide--Conversion Feature--Class B Shares."
 + Dealers may independently charge additional fees for shareholder transactions or advisory services. Pursuant to rules of the National Association of Securities Dealers, Inc., the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Fund may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on each class of the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the Fund may pay more in total sales charges than the economic equivalent of 6.25% of such shareholders' investment in such shares. See "How the Fund is Managed--Distributor."
++ Although the Class A and Class C Distribution and Service Plans provide that the Fund may pay a distribution fee of up to .30 of 1% per annum and 1% per annum of the average daily net assets of the Class A and Class C shares, respectively, the Distributor has agreed to limit its distribution fees with respect to Class A and Class C shares of the Fund to no more than .15 of 1% and .75 of 1% of the average daily net asset value of the Class A and Class C shares, respectively, for the year ending December 31, 1998. Total operating expenses without such limitations would be .84% and 1.54% for Class A and Class C shares, respectively. See "How the Fund is Managed--Distributor."

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                             FINANCIAL HIGHLIGHTS
       (for a share outstanding throughout each of the periods indicated)
                                (Class A Shares)

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     The following  financial  highlights with respect to each of the five years in the period ended December 31, 1997 have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial
highlights   contain  selected  data  for  a  Class  A  share  of  common  stock outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."


                                                                  YEAR ENDED DECEMBER 31
                                                       =========================================
                                                           1997           1996           1995
                                                       ===========     ==========     ==========
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
  period .............................................       $8.39          $8.19          $7.68
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income  ............................         .73            .75            .81
 Net realized and unrealized gain (loss) on
    investments  .....................................         .30            .22            .53
                                                        ----------     ----------     ----------
    Total from investment operations  ................        1.03            .97           1.34
                                                        ----------     ----------     ----------
 LESS DISTRIBUTIONS:
   Dividends from net investment income  .............        (.73)          (.75)          (.81)
 Distributions in excess of net investment income             (.04)          (.02)          (.02)
 Distributions from paid-in capital in excess of par            --             --             --
                                                        ----------     ----------     ----------
    Total distributions   ............................        (.77)          (.77)          (.83)
                                                        ----------     ----------     ----------
   Net asset value, end of period  ...................        8.65     $     8.39     $     8.19
                                                        ==========     ==========     ==========
   TOTAL RETURN:(B) ..................................       12.81%         12.60%         18.17%

 RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000) ...................  $1,730,473     $1,564,429     $1,336,354
   Average net assets (000)  .........................  $1,635,480     $1,385,143     $1,056,555
 Ratios to average net assets:
     Expenses, including distribution fees  ..........         .69%           .72%           .75%
    Expenses, excluding distribution fees   ..........         .54%           .57%           .60%
    Net investment income ............................        8.59%          9.20%         10.13%
   Portfolio turnover rate   .........................         113%            89%            78%



                                                                                                           JANUARY 22,

                                                                                                            1990(A)

                                                                                                            THROUGH
                                                                                                          DECEMBER 31,
                                                          1994         1993         1992        1991          1990
                                                       =========   ==========    =========  ==========    =============
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of
  period .............................................     $8.70       $8.19        $7.88       $6.72      $    8.45
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income  .............................      .80         .84          .90         .93           1.01
 Net realized and unrealized gain (loss) on
    investments  ......................................    (1.00)        .52          .32        1.26          (1.70)
                                                        --------    --------     --------     -------      ---------
    Total from investment operations  .................     (.20)       1.36         1.22        2.19           (.69)
                                                        --------    --------     --------     -------      ---------
 LESS DISTRIBUTIONS:
   Dividends from net investment income  ..............     (.80)       (.84)        (.90)       (.93)         (1.01)
 Distributions in excess of net investment income           (.02)       (.01)          --          --             --
 Distributions from paid-in capital in excess of par          --          --         (.01)       (.10)          (.03)
                                                        --------    --------     --------     -------      ---------
    Total distributions   .............................     (.82)       (.85)        (.91)      (1.03)         (1.04)
                                                        --------    --------     --------     -------      ---------
   Net asset value, end of period  ....................    $7.68       $8.70        $8.19       $7.88      $    6.72
                                                        ========    ========     ========     =======      =========
   TOTAL RETURN:(B) ...................................    (2.35)%     17.32%       15.97%      34.29%         (9.15)%

 RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (000) .................... $161,435    $171,364     $106,188     $54,025      $  21,448
   Average net assets (000)  .......................... $165,517    $149,190     $ 81,129     $37,194      $  15,594
 Ratios to average net assets:
    Expenses, including distribution fees   ...........      .78%        .76%         .85%        .88%           .93%(c)
    Expenses, excluding distribution fees   ...........      .63%        .61%         .70%        .73%           .78%(c)
    Net investment income .............................     9.86%       9.93%       10.96%      12.73%         13.58%(c)
   Portfolio turnover rate   ..........................       74%         85%          68%         51%            40%

------------
(a) Commencement of offering of Class A shares.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(c) Annualized.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
        (for a share outstanding throughout each of the years indicated)
                                (Class B Shares)

--------------------------------------------------------------------------------

     The following financial highlights with respect to each of the five years in the period ended December 31, 1997, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class B share of common stock outstanding, total return, ratios to average net assets and other supplemental data for each of the periods indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                           YEAR ENDED DECEMBER 31,

                                         ---------------------------------------------------------
                                               1997           1996           1995           1994
                                               ====           ====           ====           =====
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of year .....       $8.38          $8.18          $7.67          $8.69
                                          ----------     ----------     ----------      ---------
INCOME FROM INVESTMENT
 OPERATIONS:
Net investment income ..................         .68            .71            .76            .76
Net realized and unrealized gain
 (loss) on investments   ...............         .29            .22            .53          (1.00)
                                          ----------     ----------     ----------      ---------
Total from investment operations  ......         .97            .93           1.29           (.24)
                                          ----------     ----------     ----------      ---------
LESS DISTRIBUTIONS:
Dividends from net investment
 income   ..............................        (.68)          (.71)          (.76)          (.76)
Distributions in excess of net
 investment income .....................        (.04)          (.02)          (.02)          (.02)
Distributions from paid-in capital
 in excess of par  .....................          --             --             --             --
Distributions from net realized
 gains .................................          --             --             --             --
                                          ----------     ----------     ----------      ---------
  Total distributions ..................        (.72)          (.73)          (.78)          (.78)
                                          ----------     ----------     ----------      ---------
Net asset value, end of year   .........       $8.63          $8.38          $8.18          $7.67
                                          ==========     ==========     ==========      =========
TOTAL RETURN:(A)   .....................       12.07%         11.97%         17.49%         (2.92)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)  .........  $2,640,491     $2,596,207     $2,730,903      $3,311,323
Average net assets (000) ...............  $2,589,122     $2,652,883     $2,725,385      $3,566,709
Ratio to average net assets:
 Expenses, including distribution
  fees .................................        1.29%          1.32%          1.35%          1.38%
 Expenses, excluding distribution
  fees .................................         .54%           .57%           .60%           .63%
 Net investment income   ...............        7.99%          8.62%          9.56%          9.28%
Portfolio turnover rate  ...............         113%            89%            78%            74%




                                         -----------------------------------------------------------------------------------------
                                                 1993           1992           1991           1990           1989        1988(B)
                                                 ====           ====           ====           ====           =====       =======
PER SHARE OPERATING
 PERFORMANCE:

Net asset value, beginning of year .....       $8.19          $7.88          $6.71           $8.52          $9.71         $9.69
                                          ----------     ----------     ----------      ----------     ----------    ----------
INCOME FROM INVESTMENT
 OPERATIONS:

Net investment income ..................         .79            .85            .88           1.00           1.10           1.10
Net realized and unrealized gain
 (loss) on investments   ...............         .51            .32           1.26          (1.76)         (1.19)             -
                                          ----------     ----------     ----------      ----------     ----------    ----------
Total from investment operations  ......        1.30           1.17           2.14           (.76)          (.09)          1.10
                                          ----------     ----------     ----------      ----------     ----------    ----------
LESS DISTRIBUTIONS:
Dividends from net investment
 income   ..............................        (.79)          (.85)          (.88)         (1.02)         (1.10)         (1.08)
Distributions in excess of net
 investment income .....................        (.01)            --             --             --             --             --
Distributions from paid-in capital
 in excess of par  .....................          --           (.01)          (.09)         ( .03)            --             --
Distributions from net realized
 gains .................................          --             --             --             --             --             --
                                          ----------     ----------     ----------      ----------     ----------    ----------
  Total distributions ..................        (.80)          (.86)          (.97)         (1.05)         (1.10)         (1.08)
                                          ----------     ----------     ----------      ----------     ----------    ----------
Net asset value, end of year   .........       $8.69          $8.19         $ 7.88          $6.71          $8.52          $9.71
                                          ==========     ==========     ==========      ==========     ==========    ==========
TOTAL RETURN:(A)   .....................       16.54%         15.30%         33.62%         (9.52)%        (1.38)%        11.87%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)  .........  $3,745,985     $2,887,698     $2,199,127      $1,626,067     $2,405,670    $2,561,016
Average net assets (000) ...............  $3,389,439     $2,582,922     $1,970,257      $1,994,229     $2,689,992    $2,427,581
Ratio to average net assets:
 Expenses, including distribution

  fees .................................        1.36%          1.45%          1.48%          1.55%          1.36%          1.30%
 Expenses, excluding distribution
  fees .................................         .61%           .70%           .73%           .80%           .71%           .67%
 Net investment income   ...............        9.35%         10.29%         11.65%         13.34%         11.70%         10.93%
Portfolio turnover rate  ...............          85%            68%            51%            40%            59%            57%


------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

(b) On May 2, 1988, Prudential Mutual Fund Management, Inc. succeeded The Prudential Insurance Company of America as investment adviser and since then has acted as manager of the Fund.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
           (for a share outstanding throughout the periods indicated)
                                (Class C Shares)

--------------------------------------------------------------------------------

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a Class C share of common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                        YEAR ENDED DECEMBER 31,
                                                                ---------------------------------------   AUGUST 1, 1994(A)
                                                                                                               THROUGH
                                                                  1997          1996          1995        DECEMBER 31, 1994
                                                                 -------       -------       -------      -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...................           $8.38         $8.18         $7.67             $8.05
                                                                 -------       -------       -------          --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................................             .68           .71           .76               .32
Net realized and unrealized gain (loss) on investments .             .29           .22           .53              (.37)
                                                                 -------       -------       -------          --------
 Total from investment operations                                    .97           .93          1.29              (.05)
                                                                 -------       -------       -------          --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...................            (.68)         (.71)         (.76)             (.32)
Distributions in excess of net investment income .......            (.04)         (.02)         (.02)             (.01)
                                                                                             -------          --------
 Total distributions .. ................................            (.72)         (.73)         (.78)             (.33)
                                                                 -------       -------       -------          --------
Net asset value, end of period .. ......................           $8.63       $  8.38         $8.18             $7.67
                                                                 =======       =======       =======          ========
TOTAL RETURN:(B) ... ...................................           12.07%        11.97%        17.49%            (0.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ... ....................         $55,879       $43,374       $24,021          $  4,860
Average net assets (000) .. ............................         $45,032       $28,647       $12,063          $  2,840
Ratios to average net assets:
 Expenses, including distribution fees ... .............            1.29%         1.32%         1.35%             1.48%(c)
 Expenses, excluding distribution fees ... .............             .54%          .57%          .60%              .73%(c)
 Net investment income ... .............................            7.99%         8.60%         9.49%             9.80%(c)
Portfolio turnover rate .. .............................             113%           89%           78%               74%

------------
(a) Commencement of offering of Class C shares.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(c) Annualized.

--------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS
           (for a share outstanding throughout the periods indicated)
                                (Class Z Shares)

--------------------------------------------------------------------------------

     The following financial highlights have been audited by Price Waterhouse LLP, independent accountants, whose report thereon was unqualified. This information should be read in conjunction with the financial statements and the notes thereto, which appear in the Statement of Additional Information. The financial highlights contain selected data for a share of Class Z common stock outstanding, total return, ratios to average net assets and other supplemental data for the period indicated. The information is based on data contained in the financial statements. Further performance information is contained in the annual report which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."



                                                                           MARCH 1,
                                                            YEAR           1996(A)
                                                           ENDED           THROUGH
                                                        DECEMBER 31,     DECEMBER 31,
                                                            1997             1996
                                                       -------------     -------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...............       $  8.39          $   8.34
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..............................           .74               .63
Net realized and unrealized gains on investments ...           .30               .07
                                                           -------          --------
 Total from investment operations ..................          1.04               .70
                                                           -------          --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...............          (.74)             (.63)
Distributions in excess of net investment income ...          (.04)             (.02)
                                                           -------          --------
 Total distributions ...............................          (.78)             (.65)
                                                           -------          --------
Net asset value, end of period .....................       $  8.65          $   8.39
                                                           =======          ========
TOTAL RETURN:(B) ...................................         12.96%             8.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000) ....................       $41,625          $ 31,748
Average net assets (000) ...........................       $35,808          $ 28,978
Ratios to average net assets: ......................
 Expenses ..........................................           .54%              .57%(c)
 Net investment income .............................          8.74%             9.31%(c)
Portfolio turnover rate .. .........................           113%               89%


------------
(a) Commencement of offering of Class Z shares.

(b) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.

(c) Annualized.

--------------------------------------------------------------------------------
                              HOW THE FUND INVESTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

     THE PRIMARY INVESTMENT OBJECTIVE OF THE FUND IS TO MAXIMIZE CURRENT INCOME THROUGH INVESTMENT IN A DIVERSIFIED PORTFOLIO OF HIGH YIELD FIXED INCOME SECURITIES WHICH, IN THE OPINION OF THE FUND'S INVESTMENT ADVISER, DO NOT SUBJECT A FUND INVESTING IN SUCH SECURITIES TO UNREASONABLE RISKS. AS A SECONDARY INVESTMENT OBJECTIVE, THE FUND WILL SEEK CAPITAL APPRECIATION BUT ONLY WHEN CONSISTENT WITH ITS PRIMARY OBJECTIVE. CAPITAL APPRECIATION MAY RESULT, FOR EXAMPLE, FROM AN IMPROVEMENT IN THE CREDIT STANDING OF AN ISSUER WHOSE SECURITIES ARE HELD IN THE FUND'S PORTFOLIO OR FROM A GENERAL LOWERING OF INTEREST RATES, OR A COMBINATION OF BOTH. CONVERSELY, CAPITAL DEPRECIATION MAY RESULT, FOR EXAMPLE, FROM A LOWERED CREDIT STANDING OR A GENERAL RISE IN
INTEREST RATES, OR A COMBINATION OF BOTH. THE ACHIEVEMENT OF THE FUND'S OBJECTIVES WILL DEPEND UPON THE INVESTMENT ADVISER'S ANALYTICAL AND PORTFOLIO MANAGEMENT SKILLS. THERE CAN BE NO ASSURANCE THAT THESE OBJECTIVES WILL BE ACHIEVED.

     AS WITH AN INVESTMENT IN ANY MUTUAL FUND, AN INVESTMENT IN THIS FUND CAN DECREASE IN VALUE AND YOU CAN LOSE MONEY.

     THE FUND'S INVESTMENT OBJECTIVES ARE FUNDAMENTAL POLICIES AND, THEREFORE, MAY NOT BE CHANGED WITHOUT THE APPROVAL OF THE HOLDERS OF A MAJORITY OF THE FUND'S OUTSTANDING VOTING SECURITIES AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE INVESTMENT COMPANY ACT). FUND POLICIES THAT ARE NOT FUNDAMENTAL MAY BE MODIFIED BY THE BOARD OF DIRECTORS.

     THE HIGHER YIELDS SOUGHT BY THE FUND ARE GENERALLY OBTAINABLE FROM SECURITIES RATED IN THE LOWER CATEGORIES BY RECOGNIZED RATING SERVICES. THE FUND EXPECTS TO SEEK HIGH CURRENT INCOME BY INVESTING PRINCIPALLY IN FIXED INCOME SECURITIES RATED BAA OR LOWER BY MOODY'S INVESTORS SERVICE (MOODY'S), OR BBB OR LOWER BY STANDARD & POOR'S RATINGS GROUP (STANDARD & POOR'S) OR COMPARABLY RATED BY ANY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION (NRSRO). Changes in economic or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments in bonds rated Baa or lower or BBB or lower than is the case with higher grade bonds. Corporate bonds which are rated Baa by Moody's are described by Moody's as being investment grade, but are also characterized as having speculative characteristics. Corporate bonds rated below Baa by Moody's and BBB by Standard & Poor's are considered speculative. Such high yield securities are commonly known as junk bonds. It is the present policy of the Fund not to invest in securities rated below B by both Moody's and Standard & Poor's unless, in the opinion of the investment adviser, the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such lower ratings (except with respect to distressed securities), however, this policy is evaluated from time to time and is subject to change. A description of corporate bond ratings is contained in Appendix A to this Prospectus. Since some issuers do not seek ratings for their securities, non-rated securities will also be considered for investment by the Fund but only when the investment adviser believes that the financial condition of the issuers of such securities and/or the protection afforded by the terms of the securities themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objectives and policies.

     Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risk of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investments in securities which carry medium to lower ratings and in comparable non-rated securities.

     The investment adviser will perform its own investment analysis and will not rely principally on the ratings assigned by the rating services, although such ratings will be considered by the investment adviser. The investment adviser will consider, among other things, the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund's portfolio.

     CONSISTENT WITH ITS PRIMARY INVESTMENT OBJECTIVE, UNDER NORMAL CONDITIONS AT LEAST 80% OF THE VALUE OF THE FUND'S TOTAL ASSETS WILL BE INVESTED IN THE HIGH YIELD, MEDIUM TO LOWER RATED FIXED INCOME SECURITIES PREVIOUSLY DESCRIBED. However, when prevailing economic conditions cause a narrowing of the spreads between the yields derived from medium to lower rated or comparable non-rated securities and those derived from higher rated issues, the Fund may invest in higher rated fixed income securities which provide similar yields but have less risk. Fixed income securities appropriate for the Fund may include both convertible and nonconvertible debt securities and preferred stock. Generally, the Fund's average weighted maturity will range from 7 to 12 years. As of December 31, 1997, the Fund's average weighted maturity was 8.4 years.

     THE FUND MAY ALSO INVEST IN ZERO COUPON, PAY-IN-KIND OR DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually phantom income. The Fund accrues income with respect to these securities for federal income tax and accounting purposes prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. See "Portfolio Characteristics-Zero Coupon, Pay-in-Kind and Deferred Payment Securities" in the Statement of Additional Information.

     The Fund may invest in non-fixed income equity securities, such as securities of financially troubled or bankrupt companies (financially troubled issuers) and in equity securities of companies, that in the view of the Subadviser are currently undervalued, out-of-favor or price depressed relative to their long-term potential for growth and income (operationally troubled issuers) (collectively referred to with financially troubled issuers as distressed securities). Equity securities include common stocks, preferred stocks and warrants. The Board has adopted a non-fundamental policy that the Fund initially will limit its investments in such securities to no more than 10% of its total assets. To the extent the Fund invests in equity securities, there will be a diminution in the Fund's overall yield. See "Risk Factors-Risks Relating to Investing in Distressed Securities."

     The Fund may on occasion invest up to 20% of its assets in United States currency denominated fixed income issues of foreign governments and other foreign issuers and up to 10% of its total assets in foreign currency denominated debt issues of foreign or domestic issuers. Such investment strategies involve certain risks. See "Portfolio Characteristics" in the Statement of Additional Information.

     WHEN MARKET CONDITIONS DICTATE A MORE DEFENSIVE INVESTMENT STRATEGY, THE FUND MAY INVEST TEMPORARILY IN SHORT-TERM OBLIGATIONS OF, OR SECURITIES GUARANTEED BY, THE UNITED STATES GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES OR IN HIGH QUALITY OBLIGATIONS OF BANKS AND CORPORATIONS. THE YIELD ON THESE SECURITIES WILL TEND TO BE LOWER THAN THE YIELD ON OTHER SECURITIES TO BE PURCHASED BY THE FUND.

HEDGING AND RETURN ENHANCEMENT STRATEGIES

     THE FUND MAY ENGAGE IN VARIOUS PORTFOLIO STRATEGIES, INCLUDING USING DERIVATIVES, TO REDUCE CERTAIN RISKS OF ITS INVESTMENTS AND TO ATTEMPT TO ENHANCE RETURN, BUT NOT FOR SPECULATION. The Fund, and thus the investor, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of futures contracts and options thereon (including interest rate futures contracts and options thereon). The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and there can be no assurance that any of these strategies will succeed. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objectives and policies.

FUTURES CONTRACTS

     The Fund may enter into futures contracts for the purchase or sale of debt securities and financial indices (collectively, interest rate futures contracts) in accordance with the Fund's investment objectives. A purchase of a futures contract (or a long futures position) means the assumption of a contractual obligation to acquire a specified quantity of the securities underlying the contract at a specified price at a specified future date. A sale of a futures contract (or a short futures position) means the assumption of a contractual obligation to deliver a specified quantity of the securities underlying the contract at a specified price at a specified future date. At the time a futures contract is purchased or sold, the Fund is required to deposit cash or other liquid assets with a futures commission merchant or in a segregated account representing between approximately 11 1/2% to 5% of the contract amount, called initial margin. Thereafter, the futures contract will be valued daily and the payment in cash of maintenance or variation margin may be required, resulting in the Fund paying or receiving cash that reflects any decline or increase in the contract's value, a process known as marking-to-market.

     Some futures contracts by their terms may call for the actual delivery or acquisition of the underlying assets and other futures contracts must be cash settled. In most cases the contractual obligation is extinguished before the expiration of the contract by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery or acquisition in the same month. The purchase (or sale) of an offsetting futures contract is referred to as a closing transaction.

LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS AND RELATED OPTIONS

    CFTC LIMITS. In accordance with Commodity Futures Trading Commission (CFTC) regulations, the Fund is not permitted to purchase or sell interest rate futures contracts or options thereon for return enhancement or risk management purposes if immediately thereafter the sum of the amounts of initial margin deposits on a Fund's existing futures and premiums paid for options on futures exceed 5% of the liquidation value of such Fund's total assets (the 5% CFTC limit). This restriction does not apply to the purchase and sale of interest rate futures contracts and options thereon for bona fide hedging purposes.

     SEGREGATION REQUIREMENTS. To the extent the Fund enters into futures contracts, it is required by the Commission to maintain a segregated asset account sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or other liquid assets in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with respect to such futures contracts. Offsetting the contract by another identical contract eliminates the segregation requirement.

     With respect to options on futures, there are no segregation requirements for options that are purchased and owned by the Fund. However, written options, since they involve potential obligations of the Fund, may require segregation of Fund assets if the options are not covered as described below under "Options on Futures Contracts." If the Fund writes a call option that is not covered, it must segregate for the term of the options cash or other liquid assets equal to the fluctuating value of the optioned futures. If the Fund writes a put option that is not covered, the segregated amount would have to be at all times equal in value to the exercise price of the put (less any initial margin segregated by the Fund with respect to such option).

USES OF INTEREST RATE FUTURES CONTRACTS

     Interest rate futures contracts will be used for bona fide hedging, risk management and return enhancement purposes.

     POSITION HEDGING. The Fund might sell interest rate futures contracts to protect the Fund against a rise in interest rates which would be expected to decrease the value of debt securities which the Fund holds. This would be considered a bona fide hedge and, therefore, is not subject to the 5% CFTC limit. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have closely correlated or are expected to closely correlate to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the NAV of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a hedging technique would allow the Fund to maintain a defensive position without having to sell portfolio securities. If in fact interest rates decline rather than rise, the value of the futures contract will fall but the value of the bonds should rise and should offset all or part of the loss. If futures contracts are used to hedge 100% of the bond position and correlate precisely with the bond positions, there should be no loss or gain with a rise (or fall) in interest rates. However, if only 50% of the bond position is hedged with futures, then the value of the remaining 50% of the bond position would be subject to change because of interest rate fluctuations. Whether the bond positions and futures contracts correlate precisely is a significant risk factor.

     ANTICIPATORY POSITION HEDGING. Similarly, when it is expected that interest rates may decline and the Fund intends to acquire debt securities, the Fund might purchase interest rate futures contracts. The purchase of futures contracts for this purpose would constitute an anticipatory hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund subsequently acquires and would normally qualify as a bona fide hedge not subject to the 5% CFTC limit. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that would be purchased, the Fund could take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund could make the intended purchases of the debt securities in the cash market and concurrently liquidate the futures positions.

     RISK MANAGEMENT AND RETURN ENHANCEMENT. The Fund might sell interest rate futures contracts covering bonds. This has the same effect as selling bonds in the portfolio and holding cash and reduces the duration of the portfolio. (Duration measures the price sensitivity of the portfolio to interest rates. The longer the duration, the greater the impact of interest rate changes on the portfolio's price.) This should lessen the risks associated with a rise in interest rates. In some circumstances, this may serve as a hedge against a loss of principal, but is usually referred to as an aspect of risk management.

     The Fund might buy interest rate futures contracts covering bonds with a longer maturity than its portfolio average. This would tend to increase the duration and should increase the gain in the overall portfolio if interest rates fall. This is often referred to as risk management rather than hedging but, if it works as intended, has the effect of increasing principal value. If it does not work as intended because interest rates rise instead of fall, the loss will be greater than would otherwise have been the case. Futures contracts used for these purposes are not considered bona fide hedges and, therefore, are subject to the 5% CFTC limit.

OPTIONS ON FUTURES CONTRACTS

     The Fund may enter into options on futures contracts for certain bona fide hedging, risk management and return enhancement purposes. This includes the ability to purchase put and call options and write (I.E., sell) covered put and call options on futures contracts that are traded on commodity and futures exchanges.

     If the Fund purchased an option on a futures contract, it has the right but not the obligation, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call or a short position if the option is a put) at a specified exercise price at any time during the option exercise period.

     Unlike purchasing an option, which is similar to purchasing insurance to protect against a possible rise or fall of security prices or currency values, the writer or seller of an option undertakes an obligation upon exercise of the option to either buy or sell the underlying futures contract at the exercise price. A writer of a call option has the obligation upon exercise to assume a short futures position and a writer of a put option has the obligation to assume a long futures position. Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract at exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. If there is no balance in the writer's margin account, the option is out of the money and will not be exercised. The Fund, as the writer, has income in the amount it was paid for the option. If there is a margin balance, the Fund will have a loss in the amount of the balance less the premium it was paid for writing the option.

    When the Fund writes a put or call option on a futures contracts, the option must either be covered or, to the extent not covered, will be subject to segregation requirements. The Fund will be considered covered with respect to a call option it writes on a futures contract if the Fund owns the securities or currency which is deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the covered option. A Fund will be considered covered with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the covered option.

    To the extent the Fund is not covered as described above with respect to written options, it will segregate for the term of the option, cash or other liquid assets as described above under "Limitations on the Purchase and Sale of Futures Contracts and Related Options--Segregation Requirements."

USES OF OPTIONS ON FUTURES CONTRACTS

     Options on interest rate futures contracts would be used for bona fide hedging, risk management and return enhancement purposes.

     POSITION HEDGING. The Fund may purchase put options on interest rate or currency futures contracts to hedge its portfolio against the risk of a decline in the value of the debt securities it owns as a result of rising interest rates.

     ANTICIPATORY HEDGING. The Fund may also purchase call options on futures contracts as a hedge against an increase in the value of securities the Fund might intend to acquire as a result of declining interest rates.

     Writing a put option on a futures contract may serve as a partial anticipatory hedge against an increase in the value of debt securities the Fund might intend to acquire. If the futures price at expiration of the option is above the exercise price, the Fund retains the full amount of the option premium which provides a partial hedge against any increase that may have occurred in the price of the debt securities the Fund intended to acquire. If the market price of the underlying futures contract is below the exercise price when the option is exercised, the Fund would incur a loss, which may be wholly or partially offset by the decrease in the value of the securities the Fund might intend to acquire.

     Whether options on interest rate futures contracts are subject to or exempt from the 5% CFTC limit depends on whether the purposes of the options constitutes a bona fide hedge.

     RISK MANAGEMENT AND RETURN ENHANCEMENT. Writing a put option that does not relate to securities the Fund intends to acquire would be a return enhancement strategy which would result in a loss if interest rates rise.

     Similarly, writing a covered call option on a futures contract is also a return enhancement strategy. If the market price of the underlying futures contract at expiration of a written call option is below the exercise price, the Fund would retain the full amount of the option premium increasing the income of the Fund. If the futures price when the option is exercised is above the exercise price, however, the Fund would sell the underlying securities which were the cover for the contract and incur a gain or loss depending on the cost basis for the underlying asset.

    Writing a covered call option as in any return enhancement strategy can also be considered a partial hedge against a decrease in the value of a Fund's portfolio securities. The amount of the premium received acts as a partial hedge against any decline that may have occurred in the Fund's debt securities. See "Portfolio Characteristics-Futures Contracts" in the Statement of Additional Information.

RISK FACTORS

     RISKS  RELATING  TO  INVESTING  IN  HIGH  YIELD   SECURITIES

    Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (I.E., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund. The achievement of its investment objective may be more dependent on the investment adviser's own credit analysis than is the case for higher quality bonds. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

     Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. During an economic downturn or recession, securities of highly leveraged issuers are more likely to default than securities of higher rated issuers. In addition, the secondary market for high yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV. Under circumstances where the Fund owns the majority of an issue, market and credit risks may be greater.

     Lower rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

     Ratings of fixed income securities represent the rating agencies' opinions regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates.

     During the fiscal year ended December 31, 1997, the monthly dollar weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:

                                          PERCENTAGE OF TOTAL
               RATINGS                    INVESTMENTS
               -------                    -------------------
               AAA/Aaa                           --
               AA/Aa                             --
               A/A                               --
               BBB/Baa                          0.68%
               BB/Ba                           30.19%
               B/B                             53.63%
               CCC/Caa                          4.29%
               Unrated                         11.21%

See "Investment Objectives and Policies" in the Statement of Additional Information.

     RISKS OF HEDGING AND RETURN ENHANCEMENT STRATEGIES

     PARTICIPATION IN THE OPTIONS OR FUTURES MARKETS INVOLVES INVESTMENT RISKS AND TRANSACTION COSTS TO WHICH THE FUND WOULD NOT BE SUBJECT ABSENT THE USE OF THESE STRATEGIES. THE FUND, AND THUS THE INVESTOR, MAY LOSE MONEY THROUGH ANY UNSUCCESSFUL USE OF THESE STRATEGIES. If the investment adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices and markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time, due to the need for the Fund to maintain cover or to segregate securities in connection with hedging techniques.

     RISKS RELATING TO INVESTING IN DISTRESSED SECURITIES

     DISTRESSED SECURITIES INVOLVE A HIGH DEGREE OF CREDIT AND MARKET RISK AND ARE SUBJECT TO GREATER CREDIT AND MARKET RISK AND PRICE VOLATILITY THAN THE SECURITIES IN WHICH THE FUND GENERALLY INVESTS. ALTHOUGH THE FUND WOULD INVEST IN SELECT COMPANIES WHICH IN THE VIEW OF ITS INVESTMENT ADVISER HAVE THE POTENTIAL OVER THE LONG TERM FOR CAPITAL GROWTH, THERE CAN BE NO ASSURANCE THAT SUCH FINANCIALLY OR OPERATIONALLY TROUBLED COMPANIES CAN BE SUCCESSFULLY TRANSFORMED INTO PROFITABLE OPERATING COMPANIES. THERE IS A POSSIBILITY THAT THE FUND MAY INCUR SUBSTANTIAL OR TOTAL LOSSES ON ITS INVESTMENTS. DURING ECONOMIC DOWNTURN OR RECESSION, SECURITIES OF FINANCIALLY TROUBLED ISSUERS ARE MORE LIKELY TO GO INTO DEFAULT THAN SECURITIES OF OTHER ISSUERS. IN ADDITION, IT MAY BE DIFFICULT TO OBTAIN INFORMATION ABOUT FINANCIALLY AND OPERATIONALLY TROUBLED ISSUERS.

     SECURITIES OF FINANCIALLY TROUBLED ISSUERS ARE LESS LIQUID AND MORE VOLATILE THAN SECURITIES OF COMPANIES NOT EXPERIENCING FINANCIAL DIFFICULTIES. THE MARKET PRICES OF SUCH SECURITIES ARE SUBJECT TO ERRATIC AND ABRUPT MARKET MOVEMENTS AND THE SPREAD BETWEEN BID AND ASKED PRICES MAY BE GREATER THAN NORMALLY EXPECTED. IN ADDITION, IT IS ANTICIPATED THAT MANY OF THE FUND'S PORTFOLIO INVESTMENTS MAY NOT BE WIDELY TRADED AND THAT THE FUND'S POSITION IN SUCH SECURITIES MAY BE SUBSTANTIAL RELATIVE TO THE MARKET FOR SUCH SECURITIES. AS A RESULT, THE FUND MAY EXPERIENCE DELAYS AND INCUR LOSSES AND OTHER COSTS IN CONNECTION WITH THE SALE OF ITS PORTFOLIO SECURITIES.

     DISTRESSED SECURITIES WHICH THE FUND MAY PURCHASE MAY ALSO INCLUDE SECURITIES OF COMPANIES INVOLVED IN BANKRUPTCY PROCEEDINGS, REORGANIZATIONS AND FINANCIAL RESTRUCTURINGS. TO THE EXTENT THE FUND INVESTS IN SUCH SECURITIES, IT MAY HAVE A MORE ACTIVE PARTICIPATION IN THE AFFAIRS OF ISSUERS THAN IS GENERALLY ASSUMED BY AN INVESTOR. THIS MAY SUBJECT THE FUND TO LITIGATION RISKS OR PREVENT THE FUND FROM DISPOSING OF SECURITIES.

OTHER INVESTMENTS AND POLICIES

     REPURCHASE AGREEMENTS

     The Fund may on occasion enter into repurchase agreements whereby the seller of a security agrees to repurchase a security from the Fund at a mutually agreed upon time and price. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed upon rate of return effective for the period of time the Fund's money is invested in the security. The Fund's repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the

Fund may incur a loss. The Fund participates in a joint repurchase account with other investment companies managed by PIFM pursuant to an order of the
Commission. See "Portfolio Characteristics-Repurchase Agreements" in the Statement of Additional Information.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase securities on a when-issued or delayed basis. When-issued or delayed delivery transactions arise when securities are purchased by the Fund with payment and delivery taking place a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining the net asset value of the Fund. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. Subject to this requirement, the Fund may purchase securities on such basis without limit.

     BORROWING

     The Fund may borrow an amount equal to no more than 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of its total assets to secure these borrowings. However, the Fund will not purchase securities when borrowings exceed 5% of the value of the Fund's total assets.

     SECURITIES LENDING

     The Fund may lend its portfolio securities to brokers or dealers in corporate or governmental securities, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or other liquid assets or secures an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the securities loaned which are maintained in a segregated account pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. The Fund may pay reasonable administration and custodial fees in connection with a loan.

     LOAN PARTICIPATIONS AND ASSIGNMENTS

     The Fund may invest in bank debt which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions (Lenders), including banks. The Fund's investment may be in the form of participations in loans (Participations) or of assignments of all or a portion of loans from third parties (Assignments).

     Participations differ both from the public and private debt securities typically held by the Fund and from Assignments. In Participations, the Fund has a contractual relationship only with the Lender, not with the borrower. As a result, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. In Assignments, by contrast, the Fund acquires direct rights against the borrower, except that under certain circumstances such rights may be more limited than those held by the assigning Lender. See "Portfolio Characteristics--Bank Debt" in the Statement of Additional Information.

     ILLIQUID SECURITIES

     The Fund may hold up to 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (Securities Act), that have a readily available market would not be considered illiquid for purposes of this limitation. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities under the supervision of the Board of Directors. Repurchase agreements subject to demand are deemed to have a maturity equal to the applicable notice period.

     Restricted securities are sometimes referred to as private placement securities. Such securities may be purchased directly from the issuer or in the secondary market (Direct Placement Securities). The Fund will purchase Direct Placement Securities when, in the opinion of the investment adviser, such securities provide greater value due either to higher yields, attractive technical features (such as call or refunding protection) or both.

     Direct Placement Securities are subject to statutory or contractual restrictions and delays on resale. Limitations on the resale of such securities may have an adverse effect on their marketability, which may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration. At certain times, adverse conditions in the public securities markets may preclude a public offering of an issuer's securities.

     INVESTMENTS IN SECURITIES OF OTHER INVESTMENT COMPANIES

     The Fund may invest up to 10% of its total assets in shares of other investment companies. To the extent that the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

INVESTMENT RESTRICTIONS

     The Fund is subject to certain investment restrictions which, like its investment objectives, constitute fundamental policies. Fundamental policies cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act. See "Investment Restrictions" in the Statement of Additional Information.

--------------------------------------------------------------------------------
                            HOW THE FUND IS MANAGED
--------------------------------------------------------------------------------

     THE FUND HAS A BOARD OF DIRECTORS WHICH, IN ADDITION TO OVERSEEING THE ACTIONS OF THE FUND'S MANAGER, SUBADVISER AND DISTRIBUTOR, AS SET FORTH BELOW, DECIDES UPON MATTERS OF GENERAL POLICY. THE FUND'S MANAGER CONDUCTS AND SUPERVISES THE DAILY BUSINESS OPERATIONS OF THE FUND. THE FUND'S SUBADVISER FURNISHES DAILY INVESTMENT ADVISORY SERVICES.

    For the year ended December 31, 1997, the Fund's total expenses as a percentage of average net assets for the Fund's Class A, Class B, Class C and Class Z shares were .69%, 1.29%, 1.29% and .54%, respectively. See "Financial Highlights."

MANAGER

     PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM OR THE MANAGER), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS THE MANAGER OF THE FUND AND IS COMPENSATED FOR ITS SERVICES AT AN ANNUAL RATE OF .50 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO AND INCLUDING $250 MILLION, .475 OF 1% OF THE NEXT $500 MILLION, .45 OF 1% OF THE NEXT $750 MILLION, .425 OF 1% OF THE NEXT $500 MILLION, .40 OF 1% OF THE NEXT $500 MILLION, .375 OF 1% OF THE NEXT $500 MILLION AND .35 OF 1% OF THE FUND'S AVERAGE DAILY NET ASSETS IN EXCESS OF $3 BILLION. PIFM is organized in New York as a limited liability company. It is the successor to Prudential Mutual Fund Management, Inc., which transferred its assets to PIFM in September 1996. For the fiscal year ended December 31, 1997, the Fund paid management fees to PIFM of .41% of the Fund's average net assets. See "Manager" in the Statement of Additional Information.

     As of January 31, 1998, PIFM served as the manager to 42 open-end investment companies, constituting all of the Prudential Mutual Funds, and as manager or administrator to 22 closed-end investment companies with aggregate assets of approximately $63 billion.

     UNDER THE MANAGEMENT AGREEMENT WITH THE FUND, PIFM MANAGES THE INVESTMENT OPERATIONS OF THE FUND AND ALSO ADMINISTERS THE FUND'S CORPORATE AFFAIRS. See "Manager" in the Statement of Additional Information.


     UNDER A SUBADVISORY AGREEMENT BETWEEN PIFM AND THE PRUDENTIAL INVESTMENT CORPORATION (PIC), DOING BUSINESS AS PRUDENTIAL INVESTMENTS (PI, THE SUBADVISER OR THE INVESTMENT ADVISER), PI FURNISHES INVESTMENT ADVISORY SERVICES IN CONNECTION WITH THE MANAGEMENT OF THE FUND AND IS REIMBURSED BY PIFM FOR ITS
REASONABLE COSTS AND EXPENSES INCURRED IN PROVIDING SUCH SERVICES. PIFM continues to have responsibility pursuant to the Management Agreement for all investment advisory services and supervises PI's performance of such services.

    The co-portfolio managers of the Fund are George Edwards, Managing Director, and Ken Peterson, Vice President of Prudential Investments. Mr. Edwards and Mr. Peterson share responsibility for the day-to-day management of the Fund. Mr. Edwards has been employed by Prudential as a portfolio manager since 1985, has been a co-portfolio manager of the Fund since March, 1998 and, in addition, served as co-portfolio manager of the Fund in 1994. Mr. Edwards also serves as co-portfolio manager of Prudential Distressed Securities Fund, Inc. and Prudential High Yield Total Return Fund, Inc. Mr. Peterson joined Prudential in 1985 and has been employed as a portfolio manager since 1995 and has been a co-portfolio manager of the Fund since March, 1998. Prior to 1995, he was employed as a credit analyst. Mr. Peterson also serves as portfolio manager of The High Yield Income Fund, Inc. and several offshore funds.

     PIFM  and  PIC  are  wholly-owned   subsidiaries  of  Prudential,  a  major
diversified insurance and financial services company.

DISTRIBUTOR

     PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC (THE DISTRIBUTOR), GATEWAY CENTER THREE, 100 MULBERRY STREET, NEWARK, NEW JERSEY 07102-4077, IS A LIMITED LIABILITY COMPANY ORGANIZED UNDER THE LAWS OF THE STATE OF DELAWARE AND SERVES AS THE DISTRIBUTOR OF THE SHARES OF THE FUND. IT IS A WHOLLY-OWNED SUBSIDIARY OF PRUDENTIAL. Prudential Securities Incorporated, One Seaport Plaza, New York, New York 10292, previously served as the exclusive distributor of Fund shares and will serve as a co-distributor of the Fund for shares sold through its financial advisors until approximately July 1, 1998. Thereafter, Prudential Investment Management Services LLC will serve as the exclusive distributor of Fund shares. Prudential Securities Incorporatd is an indirect, wholly-owned subsidiary of Prudential.

     UNDER SEPARATE DISTRIBUTION AND SERVICE PLANS (THE CLASS A PLAN, THE CLASS B PLAN AND THE CLASS C PLAN, COLLECTIVELY, THE PLANS) ADOPTED BY THE FUND UNDER RULE 12B-1 UNDER THE INVESTMENT COMPANY ACT AND A DISTRIBUTION AGREEMENT (THE DISTRIBUTION AGREEMENT), THE DISTRIBUTOR INCURS THE EXPENSES OF DISTRIBUTING THE FUND'S CLASS A, CLASS B AND CLASS C SHARES. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution
Agreement, none of which is reimbursed by or paid for by the Fund. These expenses include commissions and account servicing fees paid to, or on account of, Dealers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of the Fund's shares, including lease, utility, communications and sales promotion expenses.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis Dealers in consideration for the distribution, marketing, administrative and other services and activities provided by Dealers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.

    UNDER THE CLASS A PLAN, THE FUND MAY PAY THE DISTRIBUTOR FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS A SHARES AT AN ANNUAL RATE OF UP TO .30 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES. The Class A Plan provides that (i) up to .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (ii) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1% of the average daily net assets of the Class A shares. It is expected that in the case of Class A Shares, proceeds from the distribution fee will be used primarily to pay account servicing fees to financial advisers. The Distributor has agreed to limit its distribution-related fees payable under the Class A Plan to .15 of 1% of the average daily net assets of the Class A shares for the current fiscal year ending December 31, 1998.

    UNDER THE CLASS B AND CLASS C PLANS, THE FUND MAY PAY PRUDENTIAL SECURITIES FOR ITS DISTRIBUTION-RELATED ACTIVITIES WITH RESPECT TO CLASS B AND CLASS C SHARES AT AN ANNUAL RATE OF UP TO .75 OF 1% AND 1% OF THE AVERAGE DAILY NET
ASSETS OF THE CLASS B AND CLASS C SHARES, RESPECTIVELY. The Class B Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class B shares and
(ii) a service fee of up to .25 of 1% of the average daily net assets of the Class B shares; provided that the total distribution-related fee does not exceed
 .75 of 1%. The Class C Plan provides for the payment to the Distributor of (i) an asset-based sales charge of up to .75 of 1% of the average daily net assets of the Class C shares, and (ii) a service fee of up to .25 of 1% of the average daily net assets of the Class C shares. The service fee is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor has agreed to limit its distribution-related fees payable under the Class C Plan to .75 of 1% of the average daily net assets of the Class C shares for the fiscal year ending December 31, 1998. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders. See "Shareholder Guide--How to Sell Your Shares--Contingent Deferred Sales Charge."

     For the fiscal year ended December 31, 1997, the Fund paid distribution expenses of .15%, .75% and .75% of the average net assets of the Class A, Class B and Class C shares, respectively. The Fund records all payments made under the Plans as expenses in the calculation of net investment income. See "Distributor" in the Statement of Additional Information.

     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund will be allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     Each Plan provides that it shall continue in effect from year to year provided that a majority of the Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the Rule 12b-1 Directors), vote annually to continue the Plan. Each Plan may be terminated at any time by vote of a majority of the Rule 12b-1 Directors or of a majority of the outstanding shares of the applicable class of the Fund. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments out of its own resources to Dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

    The Distributor is subject to the rules of the National Association of Securities Dealers, Inc. governing maximum sales charges. See "Distributor" in the Statement of Additional Information.

FEE WAIVERS

     The Distributor has agreed to limit its distribution fee for the Class A and Class C shares as described above under "Distributor." Fee waivers will increase the Fund's total return. See "Performance Information" in the Statement of Additional Information and "Fund Expenses" above.

PORTFOLIO TRANSACTIONS

    Affiliates of the Distributor may act as brokers for the Fund, provided that the commissions, fees or other remuneration they receive are fair and reasonable. See "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

     From time to time Prudential Securities (and other affiliates of Prudential) render investment banking services which may relate to or involve issuers of securities held by the Fund or sought to be purchased or sold by the Fund. Accordingly, Prudential Securities and its clients may have interests in actual or potential conflict with the interests of the Fund. Under such circumstances, the Manager will act in the best interests of the Fund without regard to the interests of Prudential Securities or its clients.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT

     State Street Bank and Trust Company (State Street or the Custodian), One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash and, in that capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Its mailing address is P.O. Box 1713, Boston, Massachusetts 02105.

     Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), Raritan Plaza One, Edison, New Jersey 08837, serves as Transfer Agent and Dividend Disbursing Agent and, in those capacities, maintains certain books and records for the Fund. PMFS is a wholly-owned subsidiary of PIFM. Its mailing address is P.O. Box 15035, New Brunswick, New Jersey 08906-5005.

YEAR 2000

     The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of their outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000 and expect that their systems, and those of their outside service providers, will be adapted in time for that event.

--------------------------------------------------------------------------------
                         HOW THE FUND VALUES ITS SHARES
--------------------------------------------------------------------------------

     THE FUND'S NAV IS DETERMINED BY SUBTRACTING ITS LIABILITIES FROM THE VALUE OF ITS ASSETS AND DIVIDING THE REMAINDER BY THE NUMBER OF OUTSTANDING SHARES. NAV IS CALCULATED SEPARATELY FOR EACH CLASS. THE BOARD OF DIRECTORS HAS FIXED THE SPECIFIC TIME OF DAY FOR THE COMPUTATION OF THE FUND'S NAV TO BE AS OF 4:15 P.M., NEW YORK TIME.

     Portfolio securities are valued based on market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Directors. For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents. See "Net Asset Value" in the Statement of Additional Information.

     The Fund will compute its NAV once daily on days that the New York Stock Exchange is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund or days on which changes in the value of the Fund's portfolio securities do not materially affect the NAV.

     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of the other three classes because Class Z shares are not subject to any distribution and/or service fees. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

--------------------------------------------------------------------------------
                      HOW THE FUND CALCULATES PERFORMANCE
--------------------------------------------------------------------------------

    FROM  TIME TO TIME  THE  FUND MAY  ADVERTISE  ITS  YIELD  AND  TOTAL  RETURN
(INCLUDING AVERAGE ANNUAL TOTAL RETURN AND AGGREGATE TOTAL RETURN) IN ADVERTISEMENTS AND SALES LITERATURE. YIELD AND TOTAL RETURN ARE CALCULATED SEPARATELY FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The yield refers to the income generated by an investment in the Fund over a one-month or 30-day period. This income is then annualized; that is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period. The total return shows how much an investment in the Fund would have increased (decreased) over a specified period of time (I.E., one, five or ten years or since inception of the
Fund) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period and less all recurring fees. The aggregate total return reflects actual performance over a stated period of time. Average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return if performance had been constant over the entire period. Average annual total return smooths out variations in performance and takes into account any applicable initial or contingent deferred sales charges. Neither average annual total return nor aggregate total return takes into account any federal or state income taxes which may be payable upon redemption. The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indices. See "Performance Information" in the Statement of Additional Information. Further performance information is contained in the Fund's annual and semi-annual reports to shareholders, which may be obtained without charge. See "Shareholder Guide--Shareholder Services--Reports to Shareholders."

--------------------------------------------------------------------------------
                      TAXES, DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

TAXATION OF THE FUND

     THE FUND HAS QUALIFIED AND INTENDS TO REMAIN QUALIFIED AS A REGULATED INVESTMENT COMPANY UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE INTERNAL REVENUE CODE). ACCORDINGLY, THE FUND WILL NOT BE SUBJECT TO FEDERAL INCOME TAXES ON ITS NET INVESTMENT INCOME AND NET CAPITAL AND CURRENCY GAINS, IF ANY, THAT IT DISTRIBUTES TO ITS SHAREHOLDERS. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

TAXATION OF SHAREHOLDERS

     All dividends out of net investment income, together with distributions of net short-term capital gains in excess of net long-term capital losses, will be taxable as ordinary income to the shareholder whether or not reinvested. Any net long-term capital gains (I.E., the excess of capital gains from the sale of assets held for more than 12 months over net short-term capital losses) distributed to shareholders will be taxable as such to the shareholders, whether or not reinvested and regardless of the length of time a shareholder has owned his or her shares. The maximum capital gains rate for individual shareholders is 28% with respect to securities held by the Fund for more than 12 months, but not more than 18 months, and 20% with respect to securities held by the Fund for more than 18 months. The maximum tax for ordinary income is 39.6%. The maximum long-term capital gains rate for corporate shareholders is currently 35%.

     Any gain or loss realized upon a sale or redemption of Fund shares by a shareholder who is not a dealer in securities will be treated as a capital gain. Any such capital gain derived by an individual will be subject to tax at the reduced rates described above depending upon the shareholder's holding period of the shares sold. Any such loss will be long-term capital loss if the shares have been held for more than one year and otherwise as a short-term capital loss. Any such loss, with respect to shares that are held for six months or less, however, will be treated as a long-term capital loss to the extent of any capital gains distributions received by the shareholder.

     A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.

     The Fund has obtained opinions of counsel to the effect that neither (i) the conversion of Class B shares into Class A shares nor (ii) the exchange of any class of the Fund's shares for any other class of its shares constitutes a taxable event for federal income tax purposes. However, such opinions are not binding on the Internal Revenue Service.

     Shareholders not subject to tax on their income will generally not be required to pay tax on amounts distributed to them.

WITHHOLDING TAXES

     Under the Internal Revenue Code, the Fund is generally required to withhold and remit to the U.S. Treasury 31% of dividends, capital gain distributions and redemption proceeds payable to individuals and certain noncorporate shareholders who fail to furnish correct tax identification numbers on IRS Form W-9 (or IRS Form W-8 in the case of certain foreign shareholders) or generally who are otherwise subject to backup withholding. Dividends of net investment income and net short-term capital gains payable to a foreign shareholder will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate).

     Shareholders are advised to consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Taxes, Dividends and Distributions" in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

THE FUND EXPECTS TO DECLARE DAILY AND PAY MONTHLY DIVIDENDS BASED ON ACTUAL NET INVESTMENT INCOME DETERMINED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES; HOWEVER, A PORTION OF SUCH DIVIDEND MAY ALSO INCLUDE

PROJECTED NET INVESTMENT INCOME. THE FUND EXPECTS TO MAKE DISTRIBUTIONS AT LEAST ANNUALLY OF ANY NET CAPITAL GAINS, IF ANY. Dividends paid by the Fund with respect to each class of shares, to the extent any dividends are paid, will be calculated in the same manner, at the same time, on the same day and will be in the same amount except that each class will bear its own distribution expenses, generally resulting in lower dividends for Class B and Class C shares in relation to Class A and Class Z shares and lower dividends for Class A shares in relation to Class Z shares. Distributions of net capital gains, if any, will be paid in the same amount for each class of shares. See "How the Fund Values its Shares."

     Dividends and distributions will be paid in additional Fund shares based on the NAV of each class of Fund shares on the payment date and record date, respectively, or such other date as the Board of Directors may determine, unless the shareholder elects in writing not less than five business days prior to the record date to receive such dividends and distributions in cash. Such election should be submitted to Prudential Mutual Fund Services LLC, Attention: Account Maintenance, P.O. Box 15035, New Brunswick, New Jersey 08906-5015. The Fund will notify each shareholder after the close of the Fund's taxable year both of the dollar amount and the taxable status of that year's dividends and distributions on a per share basis.

     As of December 31, 1997 the Fund had a capital loss carryforward for federal income tax purposes of $553,025,700. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward amount.

     To the extent that, in a given year, distributions to shareholders exceed the Fund's current and accumulated earnings and profits, shareholders will receive a return of capital in respect of such year and, in an annual statement, will be notified of the amount of any return of capital for such year.

     Any distributions of net capital gains paid shortly after a purchase by an investor will have the effect of reducing the NAV of the investor's shares by the per share amount of the distributions. Such distributions, although in effect a return of invested principal, are subject to federal income taxes. Accordingly, prior to purchasing shares of the Fund, an investor should carefully consider the impact of capital gains distributions which are expected to be or have been announced.

     IF YOU BUY SHARES ON OR IMMEDIATELY BEFORE THE RECORD DATE (THE DATE THAT DETERMINED WHO RECEIVES THE DIVIDEND), YOU WILL RECEIVE A PORTION OF THE MONEY YOU INVESTED AS A TAXABLE DIVIDEND. THEREFORE, YOU SHOULD CONSIDER THE TIMING OF DIVIDENDS WHEN BUYING SHARES OF THE FUND.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

DESCRIPTION OF COMMON STOCK

     THE FUND WAS INCORPORATED IN MARYLAND ON JANUARY 5, 1979. THE FUND IS AUTHORIZED TO ISSUE 3 BILLION SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE, DIVIDED INTO FOUR CLASSES, DESIGNATED CLASS A, CLASS B, CLASS C AND CLASS Z COMMON STOCK, WHICH CONSISTS OF 750 MILLION AUTHORIZED CLASS A SHARES, 750 MILLION AUTHORIZED CLASS B SHARES, 750 MILLION AUTHORIZED CLASS C SHARES AND 750 MILLION AUTHORIZED CLASS Z SHARES. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (i) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) each class has a different exchange privilege, (iv) only Class B shares have a conversion feature and (v) Class Z shares are offered exclusively for sale to a limited group of investors. See "How the Fund is Managed-Distributor." In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Currently, the Fund is offering only four classes, designated Class A, Class B, Class C and Class Z shares.

     The Board of Directors may increase or decrease the number of authorized shares without approval by the shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Shareholder Guide-How to Sell Your Shares." Each share of each class of common stock is equal as to earnings, assets and voting privileges, except that, as noted above, each class of shares (with the exception of Class Z shares, which are not subject to any distribution and/or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose Class Z shares are not subject to any distribution and/or service fee. The Fund's shares do not have cumulative voting rights for the election of Directors.

     THE FUND DOES NOT INTEND TO HOLD ANNUAL MEETINGS OF SHAREHOLDERS UNLESS OTHERWISE REQUIRED BY LAW. THE FUND WILL NOT BE REQUIRED TO HOLD MEETINGS OF SHAREHOLDERS UNLESS, FOR EXAMPLE, THE ELECTION OF DIRECTORS IS REQUIRED TO BE ACTED ON BY SHAREHOLDERS UNDER THE INVESTMENT COMPANY ACT. SHAREHOLDERS HAVE CERTAIN RIGHTS, INCLUDING THE RIGHT TO CALL A MEETING UPON A VOTE OF 10% OF THE FUND'S OUTSTANDING SHARES FOR THE PURPOSE OF VOTING ON THE REMOVAL OF ONE OR MORE DIRECTORS OR TO TRANSACT ANY OTHER BUSINESS.

ADDITIONAL INFORMATION

     This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

--------------------------------------------------------------------------------
                               SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

HOW TO BUY SHARES OF THE FUND

     YOU MAY PURCHASE SHARES OF THE FUND THROUGH THE DISTRIBUTOR, THROUGH DEALERS, OR DIRECTLY FROM THE FUND THROUGH ITS TRANSFER AGENT, PRUDENTIAL MUTUAL FUND SERVICES LLC (PMFS OR TRANSFER AGENT), ATTENTION: INVESTMENT SERVICES, P.O. BOX 15035, NEW BRUNSWICK, NEW JERSEY 08906-5020. The purchase price is the NAV next determined following receipt of an order in proper form by the Distributor, your Dealer or the Transfer Agent, plus a sales charge which, at your option, may be imposed either (i) at the time of purchase (Class A shares) or (ii) on a deferred basis (Class B or Class C shares). Class Z shares are offered to a limited group of investors at NAV without any sales charge. Dealers may charge their customers a separate fee for handling purchase transactions. Payments may be made by cash, wire, check or through your brokerage account. See "Alternative Purchase Plan" and "How the Fund Values its Shares."

     In order to receive that day's NAV, your order must be received before the Fund's NAV is computed (currently 4:15 P.M., New York time). If you purchase shares through your Dealer, the Dealer must receive your order before the Fund's NAV is computed that day and must transmit the order to the Distributor that same day for you to receive that day's NAV.

     The minimum initial investment for Class A and Class B shares is $1,000 and $5,000 for Class C shares, except that the minimum initial investment for Class C shares may be waived from time to time. There is no minimum initial investment for Class Z shares. The minimum subsequent investment is $100 for all classes, except for Class Z shares for which there is no such minimum. All minimum investment requirements are waived for certain retirement and employee savings plans or custodial accounts for the benefit of minors. For purchases through the Automatic Savings Accumulation Plan, the minimum initial and subsequent investment is $50. See "Shareholder Services" below.

     The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares. See "How to Sell Your Shares" below.

     If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares in street name with their Dealer will not receive stock certificates.

     Your Dealer is responsible for forwarding payment promptly to the Fund. The Distributor reserves the right to cancel any purchase order for which payment has not been received by the third business day following the placement of the order.

     Transactions in Fund shares may be subject to postage and handling charges imposed by your Dealer. Any such charge is retained by the Dealer and is not remitted to the Fund.

     PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must first telephone PMFS to receive an account number at (800) 225-1852 (toll-free). The following information will be requested: your name, address, tax identification number, class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention:
Prudential High Yield Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).

     If you arrange for receipt by State Street of Federal Funds prior to 4:15 P.M., New York time, on a business day, you may purchase shares of the Fund as of that day.

     In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential High Yield Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing Federal Funds. The minimum amount which may be invested by wire is $1,000.

ALTERNATIVE PURCHASE PLAN

     THE FUND OFFERS FOUR CLASSES OF SHARES THROUGH THIS PROSPECTUS (CLASS A, CLASS B, CLASS C AND CLASS Z SHARES) WHICH ALLOWS YOU TO CHOOSE THE MOST BENEFICIAL SALES CHARGE STRUCTURE FOR YOUR INDIVIDUAL CIRCUMSTANCES GIVEN THE AMOUNT OF THE PURCHASE, THE LENGTH OF TIME YOU EXPECT TO HOLD THE SHARES AND OTHER RELEVANT CIRCUMSTANCES (ALTERNATIVE PURCHASE PLAN).


                                                        ANNUAL 12B-1 FEES
                                                    (AS A % OF AVERAGE DAILY
                       SALES CHARGE                      NET ASSETS)                   OTHER INFORMATION
             -----------------------------------   --------------------------   ---------------------------------
CLASS A     Maximum initial sales charge of       .30 of 1% (Currently         Initial sales charge waived or
            4% of the public offering price       being charged at a           reduced for certain purchases
                                                  rate of .15 of 1%)

CLASS B     Maximum CDSC of 5% of                 .75 of 1%                    Shares convert to Class A shares
            the lesser of the amount invested                                  approximately seven years after
            or the redemption proceeds;                                        purchase
            declines to zero after six years

CLASS C     Maximum CDSC of 1% of the             1% (Currently being          Shares do not convert to another
            lesser of the amount invested or      charged at a rate of .75     class
            the redemption proceeds on            of 1%)
            redemptions made within one year
            of purchase

CLASS Z     None                                  None                         Sold to a limited group of
                                                                               investors.


     The four classes of shares represent an interest in the same portfolio of investments of the Fund and have the same rights, except that (i) each class (with the exception of Class Z shares which are not subject to any distribution or service fees) bears the separate expenses of its Rule 12b-1 distributor and service plan. (ii) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (iii) only Class B shares have a conversion feature, and (iv) Class Z shares are exclusively offered for sale to a limited group of investors. The four classes also have separate exchange privileges. See "How to Exchange Your Shares" below. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee (if any) of each class. Class B and Class C shares bear the expenses of a higher distribution fee which will generally cause them to have higher expense ratios and to pay lower dividends than the Class A and Class Z shares.

     Financial advisers and other sales agents who sell shares of the Fund will receive different compensation for selling Class A, Class B, Class C and Class Z shares and will generally receive more compensation initially for selling Class A and Class B shares than for selling Class C or Class Z shares.

     IN SELECTING A PURCHASE ALTERNATIVE, YOU SHOULD CONSIDER, AMONG OTHER THINGS, (1) the length of time you expect to hold your investment, (2) the amount of any applicable sales charge (whether imposed at the time of purchase or redemption) and distribution-related fees, as noted above, (3) whether you qualify for any reduction or waiver of any applicable sales charge, (4) the various exchange privileges among the different classes of shares (see "How to Exchange Your Shares" below) and (5) the fact that Class B shares automatically convert to Class A shares approximately seven years after purchase (see "Conversion Feature-Class B Shares" below).

     The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

     If you intend to hold your investment in the Fund for less than 7 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for more than 6 years, you should consider purchasing Class A shares over either Class B or Class C shares regardless of whether or not you qualify for a reduced sales charge on Class A shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B and Class C shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and Class C shares for the higher cumulative annual distribution-related fee on those shares to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions during which the CDSC is applicable.

     ALL PURCHASES OF $1 MILLION OR MORE, EITHER AS PART OF A SINGLE INVESTMENT OR UNDER RIGHTS OF ACCUMULATION OR LETTERS OF INTENT, MUST BE FOR CLASS A SHARES UNLESS THE PURCHASER IS ELIGIBLE TO PURCHASE CLASS Z SHARES. SEE "REDUCTION AND WAIVER OF INITIAL SALES CHARGES" AND "CLASS Z SHARES" BELOW.

     CLASS A SHARES

     The offering price of Class A shares for investors choosing the initial sales charge alternative is the next determined NAV plus a sales charge (expressed as a percentage of the offering price and of the amount invested) as shown in the following table:


                           SALES CHARGE AS   SALES CHARGE AS   DEALER CONCESSION
                            PERCENTAGE OF     PERCENTAGE OF    AS PERCENTAGE OF
   AMOUNT OF PURCHASE        OFFERING PRICE    AMOUNT INVESTED   OFFERING PRICE
   ------------------     -----------------  ----------------- -----------------
Less than $50,000 .......       4.00%             4.17%             3.75%
$50,000 to $99,999 ......       3.50%             3.63%             3.25%
$100,000 to $249,999 ....       2.75%             2.83%             2.50%
$250,000 to $499,999 ....       2.00%             2.04%             1.90%
$500,000 to $999,999 ....       1.50%             1.52%             1.40%
$1,000,000 and above ....       None              None               None

     The Distributor may reallow the entire sales charge to Dealers. Dealers may be deemed to be underwriters, as that term is defined in the Securities Act. The Distributor reserves the right, without prior notice to any Dealer, to suspend or eliminate Dealer concessions or commissions.

     In connection with the sale of Class A shares at NAV (without payment of an initial sales charge), the Manager, the Distributor or one of their affiliates will pay Dealers, financial advisors and other persons which distribute shares of the Fund finders' fees from its own resources based on a percentage of the NAV of shares sold by such persons.

     REDUCTION AND WAIVER OF INITIAL SALES CHARGES. Reduced sales charges are available through Rights of Accumulation and Letters of Intent. Shares of the Fund and shares of other Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) may be aggregated to determine the applicable reduction. See "Purchase and Redemption of Fund
Shares-Reduction and Waiver of Initial Sales Charges-Class A Shares" in the Statement of Additional Information.

     BENEFIT PLANS. Class A shares may be purchased at NAV, without payment of an initial sales charge, by pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code (collectively, Benefit Plans), provided that the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential Mutual Funds (excluding money market funds other than those acquired pursuant to the exchange privilege) or 250 eligible employees or participants. In the case of Benefit Plans whose accounts are held directly with the Transfer Agent and for which the Transfer Agent does individual account recordkeeping (Direct Account Benefit Plans), Class A shares may be purchased at NAV by participants who are repaying loans made from such plans to the participant.

     SPECIAL RULES APPLICABLE TO RETIREMENT PLANS. After a Benefit Plan qualifies to purchase Class A shares at NAV, all subsequent purchases will be made at NAV.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, through the Transfer Agent, by the following persons: (a) officers of the Prudential Mutual Funds (including the Fund), (b) employees of the Distributor and PIFM and their subsidiaries and members of the families of such persons who maintain an employee related account at the Transfer Agent, (c) employees of subadvisers of the Prudential Mutual Funds, provided that purchases at NAV are permitted by such person's employer, (d) Prudential employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries, (e) registered representatives and employees of Dealers provided that purchases at NAV are permitted by such person's employer, (f) investors in Individual Retirement Accounts, provided the purchase is made with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential Investments serves as the record keeper or administrator, (g) investors previously eligible to purchase Class A shares at NAV because of their participation in programs sponsored by an affiliate of the Distributor for certain retirement plan or deferred compensation plan participants, (h) orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, (e.g., mutual fund "wrap" or asset allocation programs), and (i) orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner on the books and records of the broker-dealer, investment adviser or financial planner (e.g., mutual fund "supermarket" programs).

     For an investor to obtain any reduction or waiver of the initial charges, at the time of the sale, either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the Dealer facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares purchased upon the reinvestment of dividends and distributions. See "Purchase and Redemption of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares" in the Statement of Additional Information.

     CLASS B AND CLASS C SHARES

     The offering price of Class B and Class C shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order by the Transfer Agent, a Dealer, or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges." The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to Dealers, financial advisers and other persons who sell the Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee. See "How the Fund is Managed--Distributor." In connection with the sale of Class C shares, the Distributor will pay, from its own resources, Dealers, financial advisers and other persons which distribute Class C shares a sales commission of up to 1% of the purchase price at the time of the sale.

     CLASS Z SHARES

     Class Z shares of the Fund currently are available for purchase by:

     (i) pension, profit-sharing or other employee benefit plans qualified under
Section 401 of the Internal Revenue Code, deferred compensation and annuity plans under Sections 457 and 403(b)(7) of the Internal Revenue Code and non-qualified plans for which the Fund is an available option (collectively, Benefit Plans), provided such Benefit Plans (in combination with other plans sponsored by the same employer or group of related employers) have at least $50 million in defined contribution assets; (ii) participants in any fee-based program or trust program sponsored by any affiliate of the Distributor which includes mutual funds as investment options and for which the Fund is an available option; (iii) certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by an affiliate of the Distributor for whom Class Z shares of the Prudential Mutual Funds are an available option; (iv) Benefit Plans for which an affiliate of the Distributor serves as recordkeeper and as of September 20, 1996, (a) were Class Z shareholders of the Prudential Mutual Funds or (b) executed a letter of intent to purchase Class Z shares of the Prudential Mutual Funds; (v) current and former Directors/Trustees of the Prudential Mutual Funds (including the Fund); and (vi) employees of an affiliate of the Distributor who participate in an employer-sponsored employee savings plan. After a Benefit Plan qualifies to purchase Class Z shares, all subsequent purchases will be for Class Z shares.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay Dealers, financial advisers and other persons which distribute shares a finders' fee from its own resources based on a percentage of the NAV of shares sold by such persons.

HOW TO SELL YOUR SHARES

     YOU CAN REDEEM YOUR SHARES AT ANY TIME FOR CASH AT THE NAV PER SHARE NEXT DETERMINED AFTER THE REDEMPTION REQUEST IS RECEIVED IN PROPER FORM BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER. See "How the Fund Values its Shares." In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charges" below.

     If you are redeeming your shares through a Dealer, your Dealer must receive your sell order before the Fund computes its NAV for that day (I.E., 4:15 P.M., New York time) in order to receive that day's NAV. Your Dealer will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

     IF YOU HOLD SHARES IN NON-CERTIFICATE FORM, A WRITTEN REQUEST FOR REDEMPTION SIGNED BY YOU EXACTLY AS THE ACCOUNT IS REGISTERED IS REQUIRED. IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RECEIVED BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER IN ORDER TO BE REDEEMED, WHICH MAY DELAY RECEIPT OF THE PROCEEDS FOR THE REDEMPTION REQUEST TO BE PROCESSED. IF REDEMPTION IS REQUESTED BY A CORPORATION, PARTNERSHIP, TRUST OR FIDUCIARY, WRITTEN EVIDENCE OF AUTHORITY ACCEPTABLE TO THE TRANSFER AGENT MUST BE SUBMITTED BEFORE SUCH REQUEST WILL BE ACCEPTED. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC,
Attention: Redemption Services, P.O. Box 15035, New Brunswick, New Jersey 08906-5010, the Distributor or to your Dealer.

     If the proceeds of the redemption (a) exceed $50,000, (b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power, must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution.

     PAYMENT FOR SHARES PRESENTED FOR REDEMPTION WILL BE MADE BY CHECK WITHIN SEVEN DAYS AFTER RECEIPT BY THE TRANSFER AGENT, THE DISTRIBUTOR OR YOUR DEALER OF THE CERTIFICATE AND/OR WRITTEN REQUEST EXCEPT AS INDICATED BELOW. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

     PAYMENT FOR REDEMPTION OF RECENTLY PURCHASED SHARES WILL BE DELAYED UNTIL THE FUND OR THE TRANSFER AGENT HAS BEEN ADVISED THAT THE PURCHASE CHECK HAS BEEN HONORED, WHICH MAY TAKE UP TO 10 CALENDAR DAYS FROM THE TIME OF RECEIPT OF THE PURCHASE CHECK BY THE FUND OR THE TRANSFER AGENT. SUCH DELAY MAY BE AVOIDED BY PURCHASING SHARES BY WIRE OR BY CERTIFIED OR CASHIER'S CHECK.



     REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. See "How the Fund Values its Shares." If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. If less than a full repurchase is made, the credit will be on a PRO RATA basis. You must notify the Fund's Transfer Agent, either directly or through your Dealer or the Distributor, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charges" below. Exercise of the repurchase privilege may affect federal tax treatment of any gain realized upon redemption.

     CONTINGENT DEFERRED SALES CHARGES

     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within one year of purchase will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and one year, in the case of Class C shares. A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor. See "How the Fund is Managed-Distributor" and "Waiver of the Contingent Deferred Sales Charges-Class B Shares" below.



     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. See "How to Exchange Your Shares" below.

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                            CONTINGENT DEFERRED SALES
                                              CHARGE AS A PERCENTAGE
               YEAR SINCE PURCHASE            OF DOLLARS INVESTED OR
                  PAYMENT MADE                  REDEMPTION PROCEEDS
               -------------------           -------------------------
               First .......................           5.0%
               Second ......................           4.0%
               Third .......................           3.0%
               Fourth ......................           2.0%
               Fifth .......................           1.0%
               Sixth .......................           1.0%
               Seventh .....................           None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in net asset value above the total amount of payments for the purchase of Fund shares made during the preceding six years (five years for Class B shares purchased prior to January 22, 1990); then of amounts representing the cost of shares held beyond the applicable CDSC period; then of amounts representing the cost of shares acquired prior to July 1, 1985; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy (with rights of survivorship), at the time of death or initial determination of disability, provided the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b)
custodial account. These distributions include: (i) in the case of a tax-deferred retirement plan, a lump-sum or other distribution after retirement;
(ii) in the case of an IRA or Section 403(b) custodial account, a lump-sum or other distribution after attaining age 591|M/2; and (iii) a tax-free return of an excess contribution or plan distributions following the death or disability of the shareholder, provided that the shares were purchased prior to death or disability. The waiver does not apply in the case of a tax-free rollover or transfer of assets, other than one following a separation from service (I.E., following voluntary or involuntary termination of employment or following retirement). Under no circumstances will the CDSC be waived on redemptions resulting from the termination of a tax-deferred retirement plan, unless such redemptions otherwise qualify for a waiver as described above. Shares purchased with amounts used to repay a loan from such plans on which a CDSC was not previously deducted will thereafter be subject to a CDSC without regard to the time such amounts were previously invested. In the case of a 401(k) plan, the CDSC will also be waived upon the redemption of shares purchased with amounts used to repay loans made from the account to the participant and from which a CDSC was previously deducted.

     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% amount is reached.

     In addition, the CDSC will be waived on redemptions of shares held by a Director of the Fund.



     You must notify the Fund's Transfer Agent either directly or through your Dealer, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement. See "Purchase and Redemption of Fund Shares--Waiver of the Contingent Deferred Sales Charge--Class B Shares" in the Statement of Additional Information.

     A quantity discount may apply to redemptions of Class B shares purchased prior to August 1, 1994. See "Purchase and Redemption of Fund Shares-Quantity Discount-Class B Shares Purchased Prior to August 1, 1994" in the Statement of Additional Information.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGES--CLASS C SHARES

     CERTAIN OTHER EMPLOYEE BENEFIT AND RETIREMENT PLANS. The CDSC will be waived on redemptions from certain employee benefit plans and retirement plans that invest in the Fund through third party recordkeeping and administrative service providers that have entered into a services agreement with the Distributor and that invest in the Fund through the use of an omnibus investment account. Such third party recordkeeping and administrative service providers may be compensated by the Distributor from its own resources.

CONVERSION FEATURE--CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula: (i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different NAVs per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (I.E., $1,000 divided by $2,100 (47.62%) multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted. See "How the Fund Values its Shares."

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year will not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (i) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute preferential dividends under the Internal Revenue Code and (ii) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

HOW TO EXCHANGE YOUR SHARES

     AS A SHAREHOLDER OF THE FUND, YOU HAVE AN EXCHANGE PRIVILEGE WITH CERTAIN OTHER PRUDENTIAL MUTUAL FUNDS, INCLUDING ONE OR MORE SPECIFIED MONEY MARKET FUNDS, SUBJECT TO THE MINIMUM INVESTMENT REQUIREMENT OF SUCH FUNDS. CLASS A, CLASS B, CLASS C AND CLASS Z SHARES MAY BE EXCHANGED FOR CLASS A, CLASS B, CLASS C AND CLASS Z SHARES, RESPECTIVELY, OF ANOTHER FUND ON THE BASIS OF THE RELATIVE NAV. No sales charge will be imposed at the time of the exchange. Any applicable CDSC payable upon the redemption of shares exchanged will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund. Class B and Class C shares may not be exchanged into money market funds other than the Prudential Special Money Market Fund, Inc. For purposes of calculating the holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded. See "Conversion Feature-Class B Shares" above. An exchange will be treated as a redemption and purchase for tax purposes. See "Shareholder Investment Account-Exchange Privilege" in the Statement of Additional Information.

     IN ORDER TO EXCHANGE SHARES BY TELEPHONE, YOU MUST AUTHORIZE TELEPHONE EXCHANGES ON YOUR INITIAL APPLICATION FORM OR BY WRITTEN NOTICE TO THE TRANSFER AGENT AND HOLD SHARES IN NON-CERTIFICATE FORM. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 A.M. and 6:00 P.M., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. NEITHER THE FUND NOR ITS AGENTS WILL BE LIABLE FOR ANY LOSS, LIABILITY OR COST WHICH RESULTS FROM ACTING UPON INSTRUCTIONS REASONABLY BELIEVED TO BE GENUINE UNDER THE FOREGOING PROCEDURES. (THE FUND OR ITS AGENTS COULD BE SUBJECT TO LIABILITY IF THEY FAIL TO EMPLOY REASONABLE PROCEDURES.) All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.

     IF YOU HOLD CERTIFICATES, THE CERTIFICATES, SIGNED IN THE NAME(S) SHOWN ON THE FACE OF THE CERTIFICATES, MUST BE RETURNED IN ORDER FOR THE SHARES TO BE EXCHANGED. SEE "HOW TO SELL YOUR SHARES" ABOVE.

     You may also exchange shares by mail by writing to Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 15035, New Brunswick, New Jersey 08906-5010.

     IN PERIODS OF SEVERE MARKET OR ECONOMIC CONDITIONS THE TELEPHONE EXCHANGE OF SHARES MAY BE DIFFICULT TO IMPLEMENT AND YOU SHOULD MAKE EXCHANGES BY MAIL BY WRITING TO PRUDENTIAL MUTUAL FUND SERVICES LLC AT THE ADDRESS NOTED ABOVE.

     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV (see "Alternative Purchase Plan--Class A Shares--Reduction and Waiver of Initial Sales Charges" above) and for shareholders who qualify to purchase Class Z shares (see "Alternative Purchase Plan--Class Z Shares" above). Under this exchange privilege, amounts representing any Class B and Class C shares (which are not subject to a CDSC) held in such a shareholder's account will be automatically exchanged for Class A shares for shareholders who qualify to purchase Class A shares at NAV on a quarterly basis, unless the shareholder elects otherwise. Similarly, shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares, which are not subject to a CDSC, and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the NAV above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through their Dealer that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged to Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at NAV.

     The exchange privilege is not a right and may be suspended, modified or terminated on 60 days' notice to shareholders.

     FREQUENT TRADING. The Fund and the other Prudential Mutual Funds are not intended to serve as vehicles for frequent trading in response to short-term fluctuations in the market. Due to the disruptive effect that market timing investment strategies and excessive trading can have on efficient portfolio management, each Prudential Mutual Fund and the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts, if, in the Manager's sole judgment, such person, group or accounts were following a market timing strategy or were otherwise engaging in excessive trading (Market Timers).

     To implement this authority to protect the Fund and its shareholders from excessive trading, the Fund will reject all exchanges and purchases from a Market Timer unless the Market Timer has entered into a written agreement with the Fund or its affiliates pursuant to which the Market Timer has agreed to abide by certain procedures, which include a daily dollar limit on trading. The Fund may notify the Market Timer of rejection of an exchange or purchase order subsequent to the day on which the order was placed.

SHAREHOLDER SERVICES

     In addition to the exchange privilege, as a shareholder in the Fund, you can take advantage of the following additional services and privileges:

     o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS WITHOUT A SALES CHARGE. For your convenience, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at NAV without a sales charge. You may direct the Transfer Agent in writing not less than 5 full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested.

     o AUTOMATIC SAVINGS ACCUMULATION PLAN (ASAP). Under ASAP you may make regular purchases of the Fund's shares in amounts as little as $50 via an automatic debit to a bank account or Prudential Securities account. For additional information about this service, you may contact the Transfer Agent directly.

     o TAX-DEFERRED RETIREMENT PLANS. Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and tax-sheltered accounts under Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details is available from the Transfer Agent. If you are considering adopting such a plan, you should consult with your own legal or tax adviser with respect to the establishment and maintenance of such a plan.

     o SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available to shareholders which provides for monthly or quarterly checks. Withdrawals of Class B and Class C shares may be subject to a CDSC. See "How to Sell Your Shares--Contingent Deferred Sales Charges."

     o REPORTS TO SHAREHOLDERS. The Fund will send you annual and semi-annual reports. The financial statements appearing in annual reports are audited by independent accountants. In order to reduce duplicate mailing and printing expenses the Fund will provide one annual report and semi-annual shareholder report and annual prospectus per household. You may request additional copies of such reports by calling (800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. In addition, monthly unaudited financial data are available upon request from the Fund.

     o SHAREHOLDER INQUIRIES. Inquiries should be addressed to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, or by telephone at (800) 225-1852 (toll free) or, from outside the U.S.A., at (732) 417-7555 (collect).

     For additional information regarding the services and privileges described above, see "Shareholder Investment Account" in the Statement of Additional Information.

--------------------------------------------------------------------------------

                                   APPENDIX A
                     DESCRIPTION OF CORPORATE BOND RATINGS

--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE CORPORATE BOND RATINGS:

     AAA-Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, the modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category.

     A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     BAA-Bonds which are rated Baa are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     BA-Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B-Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA-Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA-Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C-Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS:

     AAA-Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation and indicate an extremely strong capacity to pay principal and interest.

     AA-Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

     A-Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB-Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

     BB, B, CCC, CC, C-Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

     B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC: The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C: The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt debt service payments are continued.

     C1: The rating C1 is reserved for income bonds on which no interest is being paid.

     D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

No dealer, sales representative or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or by the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

================================================================================
                                TABLE OF CONTENTS


                                                        PAGE
                                                       -----
FUND HIGHLIGHTS ....................................       2
   What are the Fund's Risk Factors and
    Special Characteristics?   .....................       2
FUND EXPENSES   ....................................       4
FINANCIAL HIGHLIGHTS  ..............................       5
HOW THE FUND INVESTS  ..............................       9
   Investment Objectives and Policies   ............       9
   Hedging and Return Enhancement Strategies  ......      10
   Risk Factors ....................................      14
   Other Investments and Policies ..................      15
   Investment Restrictions  ........................      17
HOW THE FUND IS MANAGED  ...........................      18
   Manager   .......................................      18
   Distributor  ....................................      18
   Fee Waivers  ....................................      20
   Portfolio Transactions   ........................      20
   Custodian and Transfer and Dividend
    Disbursing Agent  ..............................      20
   Year 2000 .......................................      20
HOW THE FUND VALUES ITS SHARES .....................      21
HOW THE FUND CALCULATES PERFORMANCE   ..............      21
TAXES, DIVIDENDS AND DISTRIBUTIONS   ...............      22
GENERAL INFORMATION   ..............................      23
   Description of Common Stock .....................      23
   Additional Information   ........................      24
SHAREHOLDER GUIDE  .................................      24
   How to Buy Shares of the Fund  ..................      24
   Alternative Purchase Plan   .....................      25
   How to Sell Your Shares  ........................      29
   Conversion Feature-Class B Shares   .............      32
   How to Exchange Your Shares .....................      33
   Shareholder Services  ...........................      34
DESCRIPTION OF CORPORATE BOND RATINGS ..............     A-1
================================================================================
MF110P
--------------------------------------------------------------------------------
                              Class A: 74435F-10-6
                  CUSIP Nos.: Class B: 74435F-20-5
                              Class C: 74435F-30-4
                              Class Z: 74435F-40-3
--------------------------------------------------------------------------------


                                   PRUDENTIAL
                              HIGH YIELD FUND, INC.
                                   PROSPECTUS


                                    [Picture]


                                 MARCH 3, 1998
                             [REVISED JUNE 1, 1998]



[LOGO] PRUDENTIAL
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